Exhibit 99.1

For Immediate Release

General Francis E. Quinlan Joins Encore Capital Group’s Board of Directors

SAN DIEGO – September 14, 2011 – Encore Capital Group today announced that Brigadier General Francis E. Quinlan, United States Marine Corps Reserve (Ret.), was elected to Encore’s Board of Directors at its meeting Tuesday, September 13th. General Quinlan has broad experience leading large organizations stemming from his duty as a U.S. Marine Corps commander, and has served previously as the chairman of various corporate board audit committees and as general counsel of a national nonprofit foundation. General Quinlan will serve as an independent director under the NASDAQ listing standards.

“Encore will benefit greatly from General Quinlan’s breadth of experience,” said Encore Executive Chairman George Lund. “In addition to a distinguished military career, General Quinlan brings significant expertise across various domains, a broadly balanced perspective as an independent director, and important background in governance, audit processes, and managing complex legal situations in the financial services sector that will serve the company well.”

General Quinlan has practiced law for nearly thirty years, most recently at Newmeyer & Dillion LLP. He served previously as an agent with the Federal Bureau of Investigation and has served in command positions at the Squadron, Air Group, Air Wing, Marine Expeditionary Force and Joint Force levels of the United States Marine Corps.

About Encore Capital Group, Inc.

Encore Capital Group is a leader in consumer debt buying and recovery. We purchase portfolios of defaulted consumer receivables from major banks, credit unions, and utility providers and partner with individuals as they repay their obligations and work toward financial recovery. Our success and future growth are driven by our sophisticated and widespread use of analytics, our broad investments in data and behavioral science, the significant cost advantages provided by both our operations in India and our enterprise-wide, account-level cost database, and our demonstrated commitment to conduct business ethically and in ways that support our consumers’ financial recovery.

Headquartered in San Diego, we are a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of both the Russell 2000 and Wilshire 4500. More information about the Company can be found at http://www.encorecapital.com/.

Forward Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, performance, business plans or prospects. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

For media inquiries, please contact:

George Durham

Encore Capital Group george.durham@encorecapital.com

(858) 309-9491

Mike Huckman

MSLGROUP, for Encore Capital mike.huckman@mslgroup.com

(212) 468-3968

Mary McCeney

MSLGROUP, for Encore Capital mary.mcceney@mslgroup.com

(212) 468-4053

SOURCE: Encore Capital Group, Inc.